                                                                      EXHIBIT 99


                        FEDERAL REALTY INVESTMENT TRUST


                           Supplemental Information
                                 June 30, 2000


                               TABLE OF CONTENTS

1.   Debt Summary.......................................................  E-2

2.   Occupancy
          Percentage Leased.............................................  E-3
          Regional Breakdown............................................  E-4

3.   Leases Signed Analysis
          Comparable and Non-Comparable.................................  E-5

4.   Street Retail Operating & Development Overview.....................  E-6

5.   Development Pipeline...............................................  E-7

6.   Second Quarter Earnings Press Release, July 26, 2000...............  E-8

7.   Glossary of Terms..................................................  E-11

                          1626 East Jefferson Street
                        Rockville, Maryland 20852-4041
                                 301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (excluding capital leases and interest rate swaps)
June 30, 2000

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Balance
                                                                 Maturity               Rate              (in thousands)
                                                                                                          --------------
Mortgages
               Leesburg Plaza                                       10/01/08             6.10%                $    9,900
               Federal Plaza                                        03/10/01             8.95%                    26,933
               Tysons Station                                       09/01/01            9.875%                     4,029
               Escondido (Municipal bonds)                          10/01/16       Variable (a)                    9,400
                                                                                                          --------------
                                                                                                              $   50,262
                                                                                                          ==============


Notes payable
               Revolving credit facilities                                          libor + .65%(b)           $  159,600
               Term note with banks                                                 libor + .75%(c)              125,000
               Construction Loan on Woodmont East
               {May be extended to 2/29/04}                         02/28/02        libor + 1.5%                   8,048
               Note issued in connection with
               renovation of Perring Plaza                          01/31/13             10.00%                    2,554
               Note issued in connection with land purchase         08/14/00       libor + 1.5%                    3,400
               Other                                                 various          various                        128
                                                                                                          --------------
                                                                                                              $  298,730
                                                                                                          ==============


Unsecured Public Debt
               5 1/4% Convertible subordinated                      04/30/02            5.250%                $      289
               debentures
               5 1/4% Convertible subordinated                      10/28/03            5.250%                    75,000
               debentures
               8% Notes (fixed)                                     04/21/02            8.000%                    25,000
               6 5/8% Notes (fixed)                                 12/01/05            6.625%                    40,000
               7.48% Debentures                                     08/15/26            7.480%                    50,000
               6.82% Medium Term Notes                              08/01/27            6.820%                    40,000
               6.74% Medium Term Notes (d)                          03/10/04            6.370%                    39,500
               6.99% Medium Term Notes (d)                          03/10/06            6.894%                    40,500
               8.75% Notes                                          12/01/09            8.750%                   175,000
                                                                                                          --------------
                                                                                                              $  485,289
                                                                                                          ==============

                                                        Total fixed rate debt                                 $  528,833     63.39%

                                                        Total variable rate debt                                 305,448     36.61%
                                                                                                          --------------   -------

                                                        Total debt                                            $  834,281    100.00%
                                                                                                          ==============   =======


                                                        Weighted average interest rate:
                                                        -------------------------------
                                                          Fixed rate debt                                           7.44%
                                                          Variable on revolving facilities                          6.88% (e)
                                                          Variable on muncipal bonds                                (a)


(a) The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.
(b) Effective July 17, 2000 interest rate will increase to libor + .80%
(c) Effective July 17,2000 interest rate will increase to libor + .95%
(d) The Trust purchased interest rate swaps or hedges on these notes, thereby decreasing the effective interest.
(e) Weighted average interest rate on revolving credit facilities for six months ended June 30, 2000.

Federal Realty Investment Trust
Percentage Leased Analysis

June 30, 2000
---------------------------------------------------------------------------------------------------------------------------------

        Overall Operating Occupancy
       (Quarter to Quarter Analysis)                      At June 30, 2000                   At June 30, 1999
                                                  ---------------------------------   -------------------------------------

                   Type                             Size       Leased    Occupancy      Size          Leased      Occupancy
------------------------------------------        -------    ---------  -----------   ----------    ----------  -----------
Retail Properties (leasable square feet)         14,179,590   13,619,718      96%       14,541,750   13,797,209        95%
Rollingwood Apartments (# of units)                  282         276          98%          282           280           99%


        Overall Operating Occupancy
            (Rolling 12 Months)                           At June 30, 2000                   At March 31, 2000
                                               -------------------------------------   --------------------------------------

                   Type                          Size         Leased       Occupancy        Size      Leased      Occupancy
------------------------------------------     ----------   -----------  -----------   ---------   ----------  -------------

Retail Properties (leasable square feet)         14,179,596   13,619,718       96%      14,171,049    13,506,200       95%
Rollingwood Apartments (# of units)                 282          276           98%         282           282          100%

       Overall Operating Occupancy
           (Rolling 12 Months)                         At December 31, 1999                   At September 30, 1999
                                            --------------------------------------  ----------------------------------------

                  Type                         Size        Leased       Occupancy       Size        Leased       Occupancy
------------------------------------------  ----------  ------------  -------------  -----------  -----------  -------------
Retail Properties (leasable square feet)     14,037,093   13,494,066      96%         14,348,626   13,658,207           95%
Rollingwood Apartments (# of units)            282          278           99%           282            282             100%

------------------------------------------------------------------------------------------------------------------------------------


           Same Center Occupancy
      (Quarter to Quarter Comparison)                     At June 30, 2000                         At June 30, 1999
                                             --------------------------------------   ---------------------------------------

                   Type                          Size        Leased      Occupancy       Size        Leased        Occupancy
------------------------------------------   -----------   ----------   -----------   ----------   ----------    ------------
Retail Properties (leasable square feet)      14,074,930   13,521,971        96%      13,622,710   12,891,283         95%
Rollingwood Apartments (# of units)              282           276           98%          282          280            99%


           Same Center Occupancy
            (Rolling 12 Months)                           At June 30, 2000                         At March 31, 2000
                                             --------------------------------------   ----------------------------------------

                    Type                         Size        Leased      Occupancy       Size        Leased        Occupancy
------------------------------------------   -----------   ----------   -----------   ----------   ----------    -------------

Retail Properties (leasable square feet)      14,074,930   13,521,971        96%      14,066,413   13,418,914         95%
Rollingwood Apartments (# of units)               282         276            98%         282          282            100%

           Same Center Occupancy
            (Rolling 12 Months)                       At December 31, 1999                   At September 30, 1999
                                             ---------------------------------        ----------------------------------

                    Type                       Size          Leased      Occupancy       Size        Leased        Occupancy
------------------------------------------   -----------   ----------   -----------   ----------   ----------    -------------
Retail Properties (leasable square feet)      13,865,499   13,345,911        96%      14,304,720   13,613,931         95%
Rollingwood Apartments (# of units)               282          278           98%          282          282           100%

Federal Realty Investment Trust
Regional Occupancy Analysis
June 30, 2000

================================================================================

                                      Total Square                  Occupancy
                Region                   Footage                    06/30/00

Northeast                              7,054,592                       96%

Mid-Atlantic                           5,916,070                       96%

West Coast                             1,208,934                       97%





================================================================================


                                            Total Square            Occupancy
            Region                            Footage               06/30/00
------------------------------          --------------------     ---------------

Northeast
     Anchor                                  4,323,084                 98%
     Small Shops                             2,731,508                 94%

Mid-Atlantic
     Anchor                                  2,790,240                 98%
     Small Shops                             3,125,830                 91%

West
     Anchor                                    274,915                100%
     Small Shops                               934,019                 92%

Federal Realty Investment Trust
Retail Leasing Activity
June 30, 2000

-------------------------------------------------------------------------------------------------------------------------------

Comparable
                                                             Weighted       Average Prior    Average Current
                            Number of         Square       Average Lease       Rent Per          Rent Per       Annualized
   Rolling 12 Months      Leases Signed        Feet         Term (Years)      Square Foot       Square Foot   Increase in Rent
----------------------   ---------------  -------------  ----------------- ---------------- ---------------- ------------------
   2nd Quarter 2000            67             214,111           5.8               $16.97           $18.85        $  402,991
   1st Quarter 2000            64             297,054           9.1               $16.38           $18.89        $  746,945
   4th Quarter 1999            79             270,278           8.7               $20.14           $24.32        $1,129,625
   3rd Quarter 1999            87             324,332           7.3               $16.02           $20.34        $1,401,643
       Total                  297           1,105,775           7.9               $17.31           $20.64        $3,681,204

Comparable                                         Estimated
                               Percentage           Tenant
                                Increase          Improvement
   Rolling 12 Months         over Prior Rent         Costs
-----------------------    ------------------   ----------------
   2nd Quarter 2000               11%              $   865,868
   1st Quarter 2000               15%              $ 5,128,000
   4th Quarter 1999               21%              $ 2,710,000
   3rd Quarter 1999               27%              $ 3,799,000
       Total                      19%              $12,502,868

Non-Comparable                                           Weighted                                              Estimated
                                                          Average                             Annualized         Tenant
                            Number of        Square        Lease          Average Rent         Current         Improvement
   Rolling 12 Months      Leases Signed       Feet      Term (Years)     Per Square Foot         Rent             Costs
-----------------------  ---------------  -----------  --------------  -------------------  ---------------  -----------------
   2nd Quarter 2000            16             84,287        11.7             $29.37           $2,475,607         $  248,120
   1st Quarter 2000            10             50,126        12.8             $24.07           $1,206,432         $1,025,678
   4th Quarter 1999             9             39,545         8.7             $18.13           $  717,011         $  389,089
   3rd Quarter 1999            12            105,948        10.2             $20.32           $2,153,331         $  520,563
       Total                   47            279,906        10.6             $23.41           $6,552,381         $2,183,450

Federal Realty Investment Trust
Street Retail Operating & Development Overview
June 30, 2000

                                                     For the year ended December 31,           June 30,
(in thousands, except sf data)         1996           1997           1998          1999          2000
                                   ------------------------------------------------------------------------------
Real Estate Assets (1)              $  164,931     $  288,020     $  365,874    $  449,182    $  508,849

Revenues                            $   20,555     $   31,998     $   42,643    $   50,288    $   28,042

Net Operating Income                $   12,538     $   20,345     $   28,660    $   34,774    $   20,176

Square Feet (2)                      1,122,737      1,502,807      1,601,849     1,691,593     1,762,785

(1) At June 30, 2000, includes $121 million related to new development in process. The balance is comprised of both stabilized assets and assets which are in various stages of redevelopment.
(2) Excludes new development square footage

NORTHEAST                        Square Feet              MID-ATLANTIC                     Square Feet
Connecticut                                               Virginia
  Greenwich Avenue/4                   80,791               Pentagon Row                              N/A (2)
  West Hartford/7                     125,347               Village at Shirlington                203,359
  Westport/2                           26,408
                                                          WESTERN
Massachusetts                                             Arizona
  Coolidge Corner/1                    13,101               Mill Avenue/2                          39,532

New Jersey                                                California
  Central Avenue/1                     11,208               Colorado Boulevard/2                   69,361
                                                            Fifth Avenue/5                         66,962
New York                                                    Hermosa Beach/1                         5,930
  Forest Hills/4                       90,580               Post Street/1                          99,144
                                                            Old Town Center                       101,000
                                                            Santana Row                               N/A (2)
MID-ATLANTIC                                                Third Street Promenade/8              169,858
District of Columbia                                        Hollywood Blvd./3                     198,464
  Sam's Park N Shop                    49,706               214 Wilshire Blvd                      29,040

                                                          Illinois
Florida                                                     Evanston/2                             18,813
  Winter Park/2                        28,446               Oak Street/1                            5,000

Maryland                                                    Texas
  Bethesda Row                          330,735  (2)          Houston Street/10                       N/A (2)

FEDERAL REALTY INVESTMENT TRUST
Development Pipeline
June 30, 2000

                                                                                                                      Total
                                                            Cost            Estimate To Complete                    Completed
           Project             Specifications              To Date          2000             2001         2002         Cost
-------------------------------------------------------------------------------------------------------------------------------
                                                                              (  $  i n   m i l l i o n s )
COMPLETED DEVELOPMENTS

Bethesda Row - Elm Street        15,000 sf retail             $  8           $ 1                                         $  9
                                                          ========      ========                                     ========
Bethesda, Maryland               30,000 sf office



-------------------------------------------------------------------------------------------------------------------------------

DEVELOPMENT IN PROGRESS

Bethesda Row - Woodmont East     52,000 sf retail             $ 17           $11              $ 4                        $ 32
Bethesda, Maryland               78,000 sf office



Pentagon Row                     300,000 sf retail  (1)       $ 19           $41              $ 8                        $ 68
Arlington, Virginia              500 apartment units
                                                          --------      --------         --------     --------       --------

                                                              $ 36           $52              $12           $0           $100

-------------------------------------------------------------------------------------------------------------------------------

FUTURE DEVELOPMENT (3)

Santana Row                      680,000 sf retail            $ 71
San Jose, California             1,200 residential units
                                 200 hotel rooms (2)

The Shops at Tanasbourne         300,000 sf retail            $ 13
Portland, Oregon                 12,000 sf office

Lindbergh Center                 300,000 sf retail  (1)       $  1
Atlanta, Georgia                 320 apartments
                                 120 hotel rooms
                                 290 condominiums
                                 1.3 million sf office
                                                          --------

                                                              $ 85

-------------------------------------------------------------------------------------------------------------------------------

          Total New Development and
             Construction in Progress                         $121
                                                          ========

                                      Expected
                                     Stabilized        Principal
           Project                    Return           Tenants
-------------------------------------------------------------------------------
COMPLETED DEVELOPMENTS

Bethesda Row - Elm Street                   11%        Cafe Deluxe
Bethesda, Maryland                                     Vitamin Superstore
                                                       Three Dog Bakery
                                                       Prudential
                                                       Long & Foster
-------------------------------------------------------------------------------

DEVELOPMENT IN PROGRESS

Bethesda Row - Woodmont East                11%        Landmark Theatres
Bethesda, Maryland                                     Jaleo Restaurant
                                                       OpNet Technologies


Pentagon Row                                11%        Harris Teeter
Arlington, Virginia                                    Bed, Bath & Beyond

                                                       Bally's Fitness
                                                       Hudson Trail Outfitters

-------------------------------------------------------------------------------

FUTURE DEVELOPMENT (3)

Santana Row
San Jose, California


The Shops at Tanasbourne
Portland, Oregon

Lindbergh Center
Atlanta, Georgia







-------------------------------------------------------------------------------

(1) Federal Realty will develop only the retail component of this project.
(2) Federal Realty will not develop the hotel component of this project.
(3) Does not include redevelopment projects, such as Houston Street.

                                              Tacie Fox
                                              Vice President
                                              Investor Relations &
                                              Capital Markets
                                              301/998-8352


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                     SECOND QUARTER 2000 OPERATING RESULTS


July 26, 2000
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the second quarter of 2000 increased 5.5% to $25.5 million from $24.2 million in the second quarter of 1999. On a per share diluted basis, funds from operations rose 6.7% to $.64 in the second quarter of 2000 from $.60 in the comparable quarter of 1999.

     Growth from 1999 to 2000 was primarily generated from the core portfolio. There was minimal impact from acquisitions and re-developments.

     . Rental income increased 7.7% to $64.3 million in 2000 from $59.7 million in 1999, primarily due to recent re-developments and re-tenanting.

     . Net operating income increased 7.0% to $47.0 million in 2000 from $43.9 million in 1999.

     . During the second quarter of 2000, the Trust signed leases for a total 298,000 square feet of retail space. On a same space basis, the Trust re-leased 214,000 square feet of retail space at an average increase in rent per square foot of 11%. The weighted average rent on these leases was $18.85 per square foot compared to the previous average rent of $16.97 per square foot.

     . Overall occupancy stood at 96% at June 30, 2000 compared to 95% a year ago.

     Funds from operations also improved for the first six months of 2000 increasing 5.7% to $50.6 million from $47.9 million in the first half of 1999. On a per share diluted basis, funds from operations advanced 6.8% to $1.26 per share for the first six months of 2000 compared to $1.18 for the comparable period of 1999.

     Commenting on the results, Steven Guttman, president and chief executive officer stated, "We are pleased with our operating results in the first half of this year and are on target to meet our 2000 financial goals. While higher interest costs and asset sales will likely put short-term pressure on funds from operations growth in 2001, our high quality core portfolio should continue to generate strong internal growth as the Trust continues to execute its mixed-use development strategy."

     Guttman continued, "On the development front, construction is proceeding according to both plan and budget for phase IV of our Bethesda Row master planned development in Bethesda, Maryland and on our Pentagon Row project in Arlington, Virginia. These developments are targeted to open at the end of this year and will contribute to earnings beginning in 2001."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 124 properties consisting of community and neighborhood shopping centers, urban mixed-use main street retail and apartment properties located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington D.C., Chicago, San Antonio, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 32 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol:FRT.

     Certain matters discussed within this press release may be deemed to be forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Federal Realty Investment Trust believes the expectations reflected in such forward looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors of a general nature that could cause actual results to differ materially from Federal's expectations are detailed from time to time in the company's SEC reports and filings, including its annual report on Form 10k. Federal assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)
                                  (unaudited)

                                                                      Three Months Ended           Six Months Ended
                                                                           June 30,                    June 30,
OPERATING RESULTS                                                        2000        1999            2000          1999
-----------------                                                        ----        ----            ----          ----
  Revenues
    Rental income                                                   $  64,251   $  59,674      $  128,483    $  119,107
    Other property income                                               2,700       2,555           5,465         4,827
    Interest  and other income                                          1,855       1,966           3,962         3,844
                                                                    ---------   ---------      ----------    ----------
                                                                       68,806      64,195         137,910       127,778
  Expenses
    Rental                                                             13,422      12,456          28,042        26,104
    Real estate taxes                                                   6,522       5,855          12,979        11,867
    Interest                                                           17,036      15,385          33,529        30,518
    Administrative                                                      2,868       3,160           5,790         5,414
    Depreciation and amortization                                      13,338      12,651          25,993        24,932
                                                                    ---------   ---------      ----------    ----------
                                                                       53,186      49,507         106,333        98,835
                                                                    ---------   ---------      ----------    ----------
    Operating income before investors' share of operations             15,620      14,688          31,577        28,943

    Investor's share of operations                                     (1,227)       (823)         (3,045)       (1,524)
                                                                    ---------   ---------      ----------    ----------
    Income before gain (loss) on sale of real estate                   14,393      13,865          28,532        27,419
    Gain (Loss) on sale of real estate                                  3,681      (7,050)          3,681        (7,050)
                                                                    ---------   ---------      ----------    ----------
    Net Income                                                      $  18,074   $   6,815      $   32,213    $   20,369
    Dividends on preferred stock                                       (1,987)     (1,987)         (3,975)       (3,975)
                                                                    ---------   ---------      ----------    ----------
    Net income available for common shareholders                    $  16,087   $   4,828      $   28,238    $   16,394
                                                                    =========   =========      ==========    ==========
    Earnings per common share, basic                                $    0.42   $    0.12      $     0.73    $     0.41
                                                                    =========   =========      ==========    ==========
    Earnings per common share, diluted                              $    0.41   $    0.12      $     0.72    $     0.41
                                                                    =========   =========      ==========    ==========
    Weighted average shares outstanding, basic                         38,601      39,543          38,871        39,489
    Weighted average shares outstanding, diluted                       39,782      40,682          40,037        40,613

    Funds from operations
          Net  income available for common shareholders             $  16,087   $   4,828      $   28,238    $   16,394
          Add: (gain) loss on sale of real estate                      (3,681)  $   7,050          (3,681)   $    7,050
          Add: depreciation and amortization of real estate assets     12,136      11,489          23,623        22,617
          Add: amortization of initial direct costs of leases             870         742           1,700         1,460
          Add: income attributable to operating partnership units         131          97             744           361
                                                                    ---------   ---------      ----------    ----------
    Funds from operations                                           $  25,543   $  24,206      $   50,624    $   47,882
                                                                    =========   =========      ==========    ==========
    Funds from operations per share, diluted                        $    0.64   $    0.60      $     1.26    $     1.18
                                                                    =========   =========      ==========    ==========

                                                                                                 June 30,  December 31,
BALANCE SHEET DATA                                                                                   2000          1999
------------------                                                                                   ----          ----
  Assets
    Real estate, at cost                                                                       $1,761,045    $1,721,459
    Accumulated depreciation and amortization                                                    (337,603)     (317,921)
                                                                                               ----------    ----------
                                                                                                1,423,442     1,403,538
    Mortgage notes receivable                                                                      45,936        53,495
    Cash and investments                                                                           18,686        11,738
    Receivables                                                                                    18,807        23,130
    Other assets                                                                                   37,612        42,147
                                                                                               ----------    ----------
  Total assets                                                                                 $1,544,483    $1,534,048
                                                                                               ==========    ==========

  Liabilities and Shareholders' Equity
    Obligations under capital leases & mortgages payable                                       $  172,086    $  172,573
    Notes payable                                                                                 298,730       162,768
    Senior Notes                                                                                  410,000       510,000
    5 1/4% Convertible subordinated debentures                                                     75,289        75,289
    Other liabilities                                                                             110,001       111,591

  Shateholders' Equity                                                                            478,377       501,827
                                                                                               ----------    ----------
                                                                                               $1,544,483    $1,534,048
                                                                                               ==========    ==========

                               Glossary of Terms


Average occupancy costs: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

Economic occupancy: The square footage generating rental income expressed as a percentage of its total rentable square feet.

Leases signed - comparable: Represents leases signed on spaces for which there was a former tenant.

Leases signed - noncomparable: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

Leases signed - prior rent: Total rent paid by the previous tenant; includes minimum and percentage rent.

Net Operating Income: Gross revenues, including interest income, less rental expenses and real estate taxes.

Occupancy: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

Overall occupancy: Occupancy for the entire portfolio -- includes all operating properties owned in reporting period.

Same center occupancy: Occupancy for only those properties owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment and development.

Tenant improvement costs: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.